FORM 8-K


                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               Form 8-K
                            Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report
February 28, 1997

                          FIRST REPUBLIC BANCORP INC.
                          ---------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                     0-15882             94-2964497
----------------------------      ------------        ------------------
(State or other jurisdiction      (Commission          (IRS Employer
 of incorporation)                File Number)        Identification No.)



                               388 Market Street
                             San Francisco, CA  94111
                             ------------------------
              (Address of principal executive office) (Zip Code)


                                (415) 392-1400
                                --------------
             (Registrant's telephone number, including area code)


                                Not applicable
                                --------------
          (Former name, former address, if changed since last report)

FIRST REPUBLIC BANCORP INC.                                       Page 2

Item 5.  Other Events

First Republic Bancorp Inc. hereby files with the Securities and Exchange Commission (the "Commission") its press release, dated February 28, 1997, concerning its announcement of the redemption of its convertible subordinated debentures due 2002, as distributed on February 28, 1997.




                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                First Republic Bancorp Inc.
                                (Registrant)




Date: February 28, 1997
                                ----------------------------
                                Willis H. Newton, Jr.
                                Senior Vice President and
                                Chief Financial Officer

FOR IMMEDIATE RELEASE
---------------------

                      FIRST REPUBLIC ANNOUNCES REDEMPTION OF
                       CONVERTIBLE SUBORDINATED DEBENTURES

                                                    Common Stock Symbol - FRC
                                                     New York/Pacific Exchanges


            San Francisco, California, February 28, 1997 - First Republic Bancorp Inc. announced that on this date a notice of redemption will be sent to the holders of all bonds outstanding of its First Republic Bancorp Inc.
7 1/4% Convertible Subordinated Debentures Due 2002 (NYSE: FRC02). The Notice of Redemption, to be sent by U.S. Trust Company of California, N.A. (the "Trustee"), stipulates a Redemption Date of March 31, 1997 and a Redemption Price payable on the Redemption Date of 102.5% of the par amount of the bonds plus accrued interest through March 30, 1997. From and after March 31, 1997, interest on the bonds called for redemption will cease to accrue and be payable.

            The conversion feature of these bonds expires at 5:00 p.m.
New York time on the Redemption Date.  The conversion price is $13.667641.

            The bonds called for redemption must be presented to the Trustee for payment of the Redemption Price or for conversion at one of the following locations:

       BY HAND:           U.S. Trust Company of California, N.A.
       -------            c/o United States Trust Company of New York
                          111 Broadway, Lower Level
                          Corporate Trust Window
                          New York, NY  10006

       BY MAIL:           U.S. Trust Company of California, N.A.
       -------            c/o United States Trust Company of New York
                          P.O. Box 841
                          Peter Cooper Station
                          New York, NY 10276-0841
                          Attn:  Muni Bond Redemption

FIRST REPUBLIC BANCORP INC.                                       Page 2


      VIA OVERNIGHT MAIL: U.S. Trust Company of California, N.A.
      ------------------  c/o United States Trust Company of New York
                          770 Broadway, 13th Floor
                          New York, NY  10003
                          Attn:  Corporate Trust Operations

      First Republic Bancorp Inc. has total assets of $2.2 billion and functions as a direct lender as well as a mortgage broker through its FDIC-insured Nevada chartered thrift company subsidiary. First Republic Savings Bank provides both loan and deposit services from thirteen locations in San Francisco, Los Angeles, Beverly Hills and San Diego, California and in Las Vegas, Nevada.


                                   # # # #




For further information call:
Willis H. Newton, Jr.
Senior Vice President and
Chief Financial Officer
388 Market Street
San Francisco, CA 94111
(415) 392-1400